EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED
	JUNE 30, 2009

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$48.6	$9.4
ATWOOD EAGLE	36.5	12.8
ATWOOD FALCON	18.3	6.4
VICKSBURG	12.8	4.5
ATWOOD BEACON	11.6	4.4
ATWOOD AURORA	9.1	4.7
SEAHAWK	8.0	6.7
RICHMOND	4.4	3.5
ATWOOD SOUTHERN CROSS	-	5.5
OTHER	-	0.5
	$149.3	$58.4

	FOR THE NINE MONTHS ENDED
	JUNE 30, 2009

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$140.5	$26.8
ATWOOD EAGLE	107.9	34.2
ATWOOD FALCON	55.0	19.5
VICKSBURG	39.6	12.7
ATWOOD BEACON	35.5	13.7
ATWOOD SOUTHERN CROSS	25.6	19.6
SEAHAWK	23.4	18.3
RICHMOND	18.9	10.3
ATWOOD AURORA	9.1	4.7
OTHER	-	7.0
	$455.5	$166.8